SEPARATE ACCOUNT TWO
HARTFORD LIFE INSURANCE COMPANY
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085
TELEPHONE:  1-800-862-6668 (CONTRACT OWNERS)
            1-800-862-7155 (INVESTMENT REPRESENTATIVES)



This Prospectus describes the Director, individual and group tax-deferred variable annuity Contracts designed for retirement planning purposes.

     The Contracts are issued by Hartford Life Insurance Company ("Hartford"). Payments for the Contracts will be held in a series of Hartford Life Insurance Company Separate Account Two (Separate Account Two or the "Separate Account") or in the Fixed Account of Hartford. Allocations to and transfer to and from the Fixed Account are not permitted in certain states.

The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.



Advisers Fund Sub-Account                     - shares of Class IA of Hartford Advisers
                                                HLS Fund, Inc. ("Hartford Advisers Fund")
Bond Fund Sub-Account                         - shares of Class IA of Hartford Bond HLS
                                                Fund, Inc. ("Hartford Bond Fund")
Capital Appreciation Fund Sub-Account         - shares of Class IA of Hartford Capital
                                                Appreciation HLS Fund,  Inc. ("Hartford
                                                Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          - shares of Class IA of Hartford Dividend
                                                and Growth HLS Fund,  Inc. ("Hartford
                                                Dividend and Growth Fund")
Growth and Income Fund Sub-Account            - shares of Class IA of Hartford Growth and
                                                Income HLS Fund, Inc. ("Hartford Growth and
                                                Income Fund")
Index Fund Sub-Account                        - shares of Class IA of Hartford Index HLS
                                                Fund, Inc. ("Hartford Index Fund")
International Advisers Fund Sub-Account       - shares of Class IA of Hartford
                                                International Advisers HLS Fund, Inc.
                                                ("Hartford International Advisers Fund")
International Opportunities Fund Sub-Account  - shares of Class IA of Hartford
                                                International Opportunities HLS Fund,
                                                Inc. ("Hartford International
                                                Opportunities Fund")
MidCap Fund Sub-Account                       - shares of Class IA of Hartford MidCap
                                                HLS Fund, Inc. ("Hartford MidCap Fund")
Money Market Fund Sub-Account                 - shares of Class IA of Hartford Money
                                                Market HLS Fund, Inc. ("Hartford Money
                                                Market Fund")
Mortgage Securities Fund Sub-Account          - shares of Class IA of Hartford Mortgage
                                                Securities HLS Fund, Inc. ("Hartford
                                                Mortgage Securities Fund")
Small Company Fund Sub-Account                - shares of Class IA of Hartford Small
                                                Company HLS Fund, Inc . ("Hartford
                                                Small Company Fund")
Stock Fund Sub-Account                        - shares of Class IA of Hartford Stock
                                                HLS Fund, Inc. ("Hartford Stock Fund")




This Prospectus sets forth the information concerning the Separate Account and the Fixed Account that investors should know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account and the Fixed Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to Hartford Life Insurance Company, Attn: Individual Annuity Operations, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 2 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


Prospectus Dated: May 1, 1998
Revised as of June 1, 1998
Statement of Additional Information Dated: May 1, 1998

                                   Table of Contents



                                                                           PAGE
                                                                           ----
GLOSSARY OF SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . .   4
FEE TABLE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
ACCUMULATION UNIT VALUES . . . . . . . . . . . . . . . . . . . . . . . . .  19
PERFORMANCE RELATED INFORMATION. . . . . . . . . . . . . . . . . . . . . .  22
INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
THE CONTRACT, SEPARATE ACCOUNT TWO AND THE FIXED ACCOUNT . . . . . . . . .  23
    What are the Contracts?. . . . . . . . . . . . . . . . . . . . . . . .  23
    Who can buy these Contracts? . . . . . . . . . . . . . . . . . . . . .  24
    What is the Separate Account and how does it operate?. . . . . . . . .  24
    What is the Fixed Account and how does it operate? . . . . . . . . . .  25
    May I transfer assets between Sub-Accounts?. . . . . . . . . . . . . .  26
    May I transfer assets between the Fixed Account and the
        Sub-Accounts?. . . . . . . . . . . . . . . . . . . . . . . . . . .  27
OPERATION OF THE CONTRACT. . . . . . . . . . . . . . . . . . . . . . . . .  28
    How is my Premium Payment credited?. . . . . . . . . . . . . . . . . .  28
    What size Premium Payments must I make?. . . . . . . . . . . . . . . .  28
    What if I am not satisfied with my purchase? . . . . . . . . . . . . .  28
    May I assign or transfer my Contract?. . . . . . . . . . . . . . . . .  29
    How do I know what my Contract is worth? . . . . . . . . . . . . . . .  29
    How is the Accumulation Unit value determined? . . . . . . . . . . . .  29
    How are the underlying Fund shares valued? . . . . . . . . . . . . . .  29
    How is the value of the Fixed Account determined?. . . . . . . . . . .  29
PAYMENT OF BENEFITS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
    What would my Beneficiary receive as a death benefit?. . . . . . . . .  30
    How can a Contract be redeemed or surrendered? . . . . . . . . . . . .  31
    Can payment of a redemption, surrender or death benefit ever be postponed beyond the seven day period? . . . . . . . . . . . . . .  32
    May I surrender once Annuity payments have started?. . . . . . . . . .  33
    What are my Annuity Benefits?. . . . . . . . . . . . . . . . . . . . .  33
    How are Annuity payments determined? . . . . . . . . . . . . . . . . .  34
CHARGES UNDER THE CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . .  35
    How are the sales charges under the Contracts made?. . . . . . . . . .  35
    Is there ever a time when the sales charges do not apply?. . . . . . .  36
    What do the sales charges cover? . . . . . . . . . . . . . . . . . . .  37
    What is the mortality and expense risk charge? . . . . . . . . . . . .  37
    Are there any administrative charges?. . . . . . . . . . . . . . . . .  38
    How much are the deductions for Premium Taxes? . . . . . . . . . . . .  38
HARTFORD LIFE INSURANCE COMPANY AND THE FUNDS. . . . . . . . . . . . . . .  38
    What is Hartford?. . . . . . . . . . . . . . . . . . . . . . . . . . .  38
    What are the Funds?. . . . . . . . . . . . . . . . . . . . . . . . . .  39
    Does Hartford have any interest in the Funds?. . . . . . . . . . . . .  39
FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . .  42
    What are some of the federal tax consequences which affect these
        Contracts? . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
    What are my voting rights? . . . . . . . . . . . . . . . . . . . . . .  48
    Will other Contracts be participating in the Separate Account? . . . .  48
    How are the Contracts sold?. . . . . . . . . . . . . . . . . . . . . .  48
    Who is the custodian of the Separate Account's assets? . . . . . . . .  49
    Are there any material legal proceedings affecting the Separate
        Account? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
    Who has passed on the legal matters affecting the Separate Account?. . 49 Are you relying on any experts as to any portion of this Prospectus? . 49
    How may I get additional information?. . . . . . . . . . . . . . . . .  49
APPENDIX I -- DIRECTOR III . . . . . . . . . . . . . . . . . . . . . . . .  50
APPENDIX II -- DIRECTOR II . . . . . . . . . . . . . . . . . . . . . . . .  51
APPENDIX III -- INFORMATION REGARDING TAX-QUALIFIED PLANS. . . . . . . . .  53
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION. . . . . . . . .  58

                              Glossary of Special Terms

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUITANT: The person or Participant upon whose life the Contract is issued.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence. Under group unallocated Contracts, the date for each Participant is determined by the Contract Owner in accordance with the terms of the Plan.

ANNUITY UNIT: An accounting unit of measure used to calculate the value of Annuity payments.

BENEFICIARY: The person(s) who receive Contract Values in the event of the Annuitant's or Contract Owner's death under certain conditions. Under a group unallocated Contract, the person named by the Participant within the Plan documents/enrollment forms who is entitled to receive benefits in case of the death of the Participant.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person so designated by the Contract Owner, who upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT OWNER(s): The owner(s) of the Contract, trustee or other entity, sometimes herein referred to as "you".

CONTRACT VALUE: The aggregate value of any Sub-Account Accumulation Units held under the Contract plus the value of the Fixed Account.

CONTRACT YEAR: A period of 12 months commencing with the Contract Date or any anniversary thereof.

FIXED ACCOUNT: Part of the General Account of Hartford to which a Contract Owner may allocate all or a portion of his Premium Payment or Contract Value.

FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

FUNDS: The Funds described commencing on page 39 of this Prospectus and any additional Funds which may be made available from time to time.

GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of Hartford other than those allocated to the separate accounts of Hartford.

HARTFORD: Hartford Life Insurance Company.

HOME OFFICE OF THE COMPANY: Currently located at 200 Hopmeadow Street, Simsbury, CT. All correspondence concerning this Contract should be sent to P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Operations.

MINIMUM DEATH BENEFIT: The minimum amount payable upon the death of a Contract Owner, Annuitant or Participant, in the case of group Contracts, prior to age 85 and before annuity payments have commenced.

NON-QUALIFIED CONTRACT: A Contract which is not classified as a tax-qualified retirement plan using pre-tax dollars under Internal Revenue Code.

PARTICIPANT: (For Group Unallocated Contracts Only) Any eligible employee of an Employer/Contract Owner participating in the Plan.

PLAN: A voluntary Plan of an employer which qualifies for special tax treatment under a Section of the Internal Revenue Code.

PREMIUM PAYMENT: The payment made to Hartford pursuant to the terms of the Contract.

PREMIUM TAX: A tax on premiums charged by a state or municipality on Premium Payments or Contract Values.

QUALIFIED CONTRACT: A Contract which qualifies as a tax-qualified retirement plan using pre-tax dollars under the Internal Revenue Code, such as an employer sponsored Section 401(k) on an Individual Retirement Annuity (IRA).

SEPARATE ACCOUNT: The Hartford separate account entitled "Hartford Life Insurance Company Separate Account Two".

SPECIFIED CONTRACT ANNIVERSARY: Every seventh Contract Anniversary (i.e., the 7th, 14th, 21st, etc. Contract Anniversaries).

SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.

TERMINATION VALUE: The Contract Value upon termination of the Contract prior to the Annuity Commencement Date, less any applicable Premium Taxes, the Annual Maintenance Fee and any applicable contingent deferred sales charges.


UNALLOCATED CONTRACTS: Contracts issued to employers, or other entity, as Contract Owner under which no allocation of Contract Values is made for a specific Participant. The Plans will be responsible for the individual allocations.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

                                     FEE TABLE
                                      Summary

                                    DIRECTOR IV
                        Contract Owner Transaction Expenses
                                 (All Sub-Accounts)


Sales Load Imposed on Purchases (as a percentage of premium payments). . . . . . .    None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $0
 Deferred Sales Load (as a percentage of amounts withdrawn)
    First Year (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7%
    Second Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6%
    Third Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5%
    Fourth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4%
    Fifth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3%
    Sixth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2%
    Seventh Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1%
    Eighth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0%
Annual Maintenance Fee (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $25
Annual Expenses-Separate Account (as a percentage of average account value)
    Mortality and Expense Risk . . . . . . . . . . . . . . . . . . . . . . . . . .  1.250%


----------
(1)  Length of time from premium payment.

(2) The Annual Maintenance Fee is a single $25 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the Investment Company Act of 1940, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is $50,000 or less. In the Example, the Annual Maintenance Fee is approximated as a 0.05% annual asset charge based on the experience of the Contracts.

                            ANNUAL FUND OPERATING EXPENSES
                           (AS A PERCENTAGE OF NET ASSETS)


                                                                                                                     TOTAL FUND
                                                                                                   OTHER             OPERATING
                                                                        MANAGEMENT FEES           EXPENSES            EXPENSES
Hartford Bond Fund . . . . . . . . . . . . . . . . . . . . . . .               0.490%              0.020%              0.510%
Hartford Stock Fund. . . . . . . . . . . . . . . . . . . . . . .               0.430%              0.020%              0.450%
Hartford Money Market Fund . . . . . . . . . . . . . . . . . . .               0.425%              0.015%              0.440%
Hartford Advisers Fund . . . . . . . . . . . . . . . . . . . . .               0.610%              0.020%              0.630%
Hartford Capital Appreciation Fund . . . . . . . . . . . . . . .               0.620%              0.020%              0.640%
Hartford Mortgage Securities Fund. . . . . . . . . . . . . . . .               0.425%              0.025%              0.450%
Hartford Index Fund. . . . . . . . . . . . . . . . . . . . . . .               0.375%              0.015%              0.390%
Hartford International Opportunities Fund. . . . . . . . . . . .               0.680%              0.090%              0.770%
Hartford Dividend & Growth Fund. . . . . . . . . . . . . . . . .               0.660%              0.020%              0.680%
Hartford International Advisers Fund . . . . . . . . . . . . . .               0.750%              0.120%              0.870%
Hartford MidCap Fund (1) . . . . . . . . . . . . . . . . . . . .               0.750%              0.040%              0.790%
Hartford Small Company Fund. . . . . . . . . . . . . . . . . . .               0.750%              0.020%              0.770%
Hartford Growth and Income Fund (1). . . . . . . . . . . . . . .               0.520%              0.150%              0.670%

----------

(1) Hartford MidCap Fund and Hartford Growth and Income Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the Hartford Growth and Income Fund until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Absent this waiver, the investment advisory fee would be 0.575% annually and Total Fund Operating Expenses would be 0.900% (annualized).

 EXAMPLE _ DIRECTOR IV



------------------------------------------------------------------------------------------------------------------------------------
                         If you surrender your Contract at  If you annuitize your Contract at       If you do not surrender your
                         the end of the applicable time     the end of the applicable time period,  Contract, you would pay the
                         period, you would pay the          you would pay the following expenses    following expenses on a $1,000
                         following expenses on a $1,000     on a $1,000 investment, assuming a      investment, assuming a 5% annual
                         investment, assuming a 5% annual   5% annual return on assets:             return on assets:
                         return on assets:
------------------------------------------------------------------------------------------------------------------------------------
                          1        3       5         10       1       3       5          10         1        3       5       10
SUB-ACCOUNT              YEAR    YEARS    YEARS     YEARS   YEAR    YEARS   YEARS      YEARS       YEAR    YEARS   YEARS    YEARS
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                 $89    $107     $129      $214     $18     $57     $98       $213        $19     $57     $99      $214
------------------------------------------------------------------------------------------------------------------------------------
Stock Fund                 88     106      126       208      17      55      95        207         18      56      96       208
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund          88     105      125       207      17      55      95        206         18      55      95       207
------------------------------------------------------------------------------------------------------------------------------------
Advisers Fund              90     111      135       227      19      61     104        226         20      61     105       227
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
  Fund                     90     111      136       228      19      61     105        227         20      61     106      228
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities
  Fund                     88     106      126       208      17      55      95        207         18      56      96      208
------------------------------------------------------------------------------------------------------------------------------------
Index Fund                 87     104      122       201      17      53      92        200         17      54      92      201
------------------------------------------------------------------------------------------------------------------------------------
International
  Opportunities Fund       91     116      142       242      21      65     112       241         21      66     112       242
------------------------------------------------------------------------------------------------------------------------------------
Dividend & Growth Fund     90     113      138       232      20      62     107       232         20      63     108       232
------------------------------------------------------------------------------------------------------------------------------------
International Advisers
  Fund                     92     119      148       252      22      68     117        252         22      69    118       252
------------------------------------------------------------------------------------------------------------------------------------
Midcap Fund                91     116      N/A       N/A      21      66     N/A        N/A         21      66    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund         91     116      N/A       N/A      21      65     N/A        N/A         21      66    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund     90     112      N/A       N/A      20      62     N/A        N/A         20      62    N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------




    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying funds. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                      FEE TABLE
                                       SUMMARY

                                     DIRECTOR III
                         Contract Owner Transaction Expenses
                                  (All Sub-Accounts)




Sales Load Imposed on Purchases (as a percentage of premium payments). . . . . . .    None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $0
Deferred Sales Load (as a percentage of amounts withdrawn)
    First Year (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6%
    Second Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6%
    Third Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6%
    Fourth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6%
    Fifth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5%
    Sixth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4%
    Seventh Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0%
    Eighth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0%
Annual Maintenance Fee (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $25
Annual Expenses-Separate Account (as a percentage of average account value)
    Mortality and Expense Risk . . . . . . . . . . . . . . . . . . . . . . . . . .  1.250%



(1) Length of time from premium payment.

(2) The Annual Maintenance Fee is a single $25 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the Investment Company Act of 1940, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is $50,000 or less. In the Example, the Annual Maintenance Fee is approximated as a 0.05% annual asset charge based on the experience of the Contracts.

                            ANNUAL FUND OPERATING EXPENSES
                           (AS A PERCENTAGE OF NET ASSETS)



                                                                                                                     TOTAL FUND
                                                                                                   OTHER             OPERATING
                                                                           MANAGEMENT FEES        EXPENSES            EXPENSES
Hartford Bond Fund . . . . . . . . . . . . . . . . . . . . . . .               0.490%              0.020%              0.510%
Hartford Stock Fund. . . . . . . . . . . . . . . . . . . . . . .               0.430%              0.020%              0.450%
Hartford Money Market Fund . . . . . . . . . . . . . . . . . . .               0.425%              0.015%              0.440%
Hartford Advisers Fund . . . . . . . . . . . . . . . . . . . . .               0.610%              0.020%              0.630%
Hartford Capital Appreciation Fund . . . . . . . . . . . . . . .               0.620%              0.020%              0.640%
Hartford Mortgage Securities Fund. . . . . . . . . . . . . . . .               0.425%              0.025%              0.450%
Hartford Index Fund. . . . . . . . . . . . . . . . . . . . . . .               0.375%              0.015%              0.390%
Hartford International Opportunities Fund. . . . . . . . . . . .               0.680%              0.090%              0.770%
Hartford Dividend & Growth Fund. . . . . . . . . . . . . . . . .               0.660%              0.020%              0.680%
Hartford International Advisers Fund . . . . . . . . . . . . . .               0.750%              0.120%              0.870%
Hartford MidCap Fund (1) . . . . . . . . . . . . . . . . . . . .               0.750%              0.040%              0.790%
Hartford Small Company Fund. . . . . . . . . . . . . . . . . . .               0.750%              0.020%              0.770%
Hartford Growth and Income Fund (1). . . . . . . . . . . . . . .               0.520%              0.150%              0.670%



(1) Hartford MidCap Fund and Hartford Growth and Income Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the Hartford Growth and Income Fund until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Absent this waiver, the investment advisory fee would be 0.575% annually and Total Fund Operating Expenses would be 0.900% (annualized).

EXAMPLE -  DIRECTOR III


------------------------------------------------------------------------------------------------------------------------------------
                         If you surrender your Contract at  If you annuitize your Contract at       If you do not surrender your
                         the end of the applicable time     the end of the applicable time period,  Contract, you would pay the
                         period, you would pay the          you would pay the following expenses    following expenses on a $1,000
                         following expenses on a $1,000     on a $1,000 investment, assuming a      investment, assuming a 5% annual
                         investment, assuming a 5% annual   5% annual return on assets:             return on assets:
                         return on assets:
------------------------------------------------------------------------------------------------------------------------------------
                          1        3       5         10       1       3       5          10         1        3       5       10
SUB-ACCOUNT              YEAR    YEARS    YEARS     YEARS   YEAR    YEARS   YEARS      YEARS       YEAR    YEARS   YEARS    YEARS
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                $79     $117     $149       $214   $18       $57   $98        $213        $19      $57     $99      $214
------------------------------------------------------------------------------------------------------------------------------------
Stock Fund                78      116      146        208    17        55    95         207         18       56      96       208
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund         78      115      145        207    17        55    95         206         18       55      95       207
------------------------------------------------------------------------------------------------------------------------------------
Advisers Fund             80      121      155        227    19        61    104        226         20       61      105      227
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
  Fund                    80      121      156        228    19        61    105        227         20       61      106      228
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities
  Fund                    78      116      146        208    17        55    95         207         18       56      96       208
------------------------------------------------------------------------------------------------------------------------------------
Index Fund                77      114      142        201    17        53    92         200         17       54      92       201
------------------------------------------------------------------------------------------------------------------------------------
International
  Opportunities Fund      81      126      162        242    21        65    112        241         21       66      112      242
------------------------------------------------------------------------------------------------------------------------------------
Dividend & Growth Fund    80      123      158        232    20        62    107        232         20       63      108      232
------------------------------------------------------------------------------------------------------------------------------------
International Advisers
  Fund                    82      129      168        252    22        68    117        252         22       69      118      252
------------------------------------------------------------------------------------------------------------------------------------
Midcap Fund               81      126      n/a        n/a    21        66    n/a        n/a         21       66      n/a      n/a
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund        81      126      162        242    21        65    112        241         21       66      112      242
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund    80      120      n/a        n/a    20        62    n/a        n/a         20       62      n/a      n/a
------------------------------------------------------------------------------------------------------------------------------------




The purpose of this table is to assist the Contract Owner is understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying funds. Premium taxes may also be applicable.

This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                      FEE TABLE
                                       SUMMARY

                                     DIRECTOR II
                         Contract Owner Transaction Expenses
                                  (All Sub-Accounts)




Sales Load Imposed on Purchases (as a percentage of premium payments). . . . . . .    None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $0
Deferred Sales Load (as a percentage of amounts withdrawn)
    First Year and Second Year (1) . . . . . . . . . . . . . . . . . . . . . . . .      5%
    Third Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4%
    Fourth Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3%
    Fifth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2%
    Sixth Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0%
Annual Maintenance Fee (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $25
Annual Expenses-Separate Account (as a percentage of average account value)
    Mortality and Expense Risk . . . . . . . . . . . . . . . . . . . . . . . . . .  1.250%


----------

(1) Length of time from premium payment.

    The Annual Maintenance Fee is a single $25 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the Investment Company Act of 1940, the Annual Maintenance Fee has been reflected in the Examples by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. The Annual Maintenance Fee is deducted only when the accumulated value is $50,000 or less. In the Example, the Annual Maintenance Fee is approximated as a 0.05% annual asset charge based on the experience of the Contracts.

                            ANNUAL FUND OPERATING EXPENSES
                           (AS A PERCENTAGE OF NET ASSETS)



                                                                                                                     TOTAL FUND
                                                                                                   OTHER             OPERATING
                                                                           MANAGEMENT FEES        EXPENSES            EXPENSES
Hartford Bond Fund . . . . . . . . . . . . . . . . . . . . . . .               0.490%              0.020%              0.510%
Hartford Stock Fund. . . . . . . . . . . . . . . . . . . . . . .               0.430%              0.020%              0.450%
Hartford Money Market Fund . . . . . . . . . . . . . . . . . . .               0.425%              0.015%              0.440%
Hartford Advisers Fund . . . . . . . . . . . . . . . . . . . . .               0.610%              0.020%              0.630%
Hartford Capital Appreciation Fund . . . . . . . . . . . . . . .               0.620%              0.020%              0.640%
Hartford Mortgage Securities Fund. . . . . . . . . . . . . . . .               0.425%              0.025%              0.450%
Hartford Index Fund. . . . . . . . . . . . . . . . . . . . . . .               0.375%              0.015%              0.390%
Hartford International Opportunities Fund. . . . . . . . . . . .               0.680%              0.090%              0.770%
Hartford Dividend & Growth Fund. . . . . . . . . . . . . . . . .               0.660%              0.020%              0.680%
Hartford International Advisers Fund . . . . . . . . . . . . . .               0.750%              0.120%              0.870%
Hartford MidCap Fund (1) . . . . . . . . . . . . . . . . . . . .               0.750%              0.040%              0.790%
Hartford Small Company Fund. . . . . . . . . . . . . . . . . . .               0.750%              0.020%              0.770%
Hartford Growth and Income Fund (1). . . . . . . . . . . . . . .               0.520%              0.150%              0.670%



(1) Hartford MidCap Fund and Hartford Growth and Income Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the Hartford Growth and Income Fund until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. Absent this waiver, the investment advisory fee would be 0.575% annually and Total Fund Operating Expenses would be 0.900% (annualized).

EXAMPLE - DIRECTOR II



------------------------------------------------------------------------------------------------------------------------------------
                         If you surrender your Contract at  If you annuitize your Contract at       If you do not surrender your
                         the end of the applicable time     the end of the applicable time period,  Contract, you would pay the
                         period, you would pay the          you would pay the following expenses    following expenses on a $1,000
                         following expenses on a $1,000     on a $1,000 investment, assuming a      investment, assuming a 5% annual
                         investment, assuming a 5% annual   5% annual return on assets:             return on assets:
                         return on assets:
------------------------------------------------------------------------------------------------------------------------------------
                          1        3       5         10       1       3       5          10         1        3       5       10
SUB-ACCOUNT              YEAR    YEARS    YEARS     YEARS   YEAR    YEARS   YEARS      YEARS       YEAR    YEARS   YEARS    YEARS
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                 $69    $97     $119       $214   $18       $57    $98        $213        $19      $57     $99     $214
------------------------------------------------------------------------------------------------------------------------------------
Stock Fund                68      96      116        208    17        55     95         207         18       56      96      208
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund         68      95      115        207    17        55     95         206         18       55      95      207
------------------------------------------------------------------------------------------------------------------------------------
Advisers Fund             70     101      125        227    19        61    104         226         20       61     105      227
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation
   Fund                   70     101      126        228    19        61    105         227         20       61     106      228
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities
   Fund                   68      96      116        208    17        55     95         207         18       56      96      208
------------------------------------------------------------------------------------------------------------------------------------
Index Fund                67      94      112        201    17        53     92         200         17       54      92      201
------------------------------------------------------------------------------------------------------------------------------------
International
   Opportunities Fund     71     106      132        242    21        65    112         241         21       66     112      242
------------------------------------------------------------------------------------------------------------------------------------
Dividend & Growth Fund    70     103      128        232    20        62    107         232         20       63     108      232
------------------------------------------------------------------------------------------------------------------------------------
International Advisers
   Fund                   72     109      138        252    22        68    117         252         22       69     118      252
------------------------------------------------------------------------------------------------------------------------------------
Midcap Fund               71     106      n/a        n/a    21        66    n/a         n/a         21       66     n/a      n/a
------------------------------------------------------------------------------------------------------------------------------------
Small Company Fund        71     106      132        242    21        65    112         241         21       66     112      242
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund    70     102      n/a        n/a    20        62    n/a         n/a         20       62     n/a      n/a
------------------------------------------------------------------------------------------------------------------------------------



The purpose of this table is to assist the Contract Owner is understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying funds. Premium taxes may also be applicable.

This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                       SUMMARY



  A.      CONTRACTS OFFERED


          Individual and group tax-deferred Variable Annuity Contracts (see "Federal Tax Considerations___ C. Taxation of Annuities in General," page 42). Generally, the Contracts are purchased by completing an application or an order to purchase a Contract and submitting it, along with the initial Premium Payment, to Hartford for its approval. A Contract Owner may at any time, within ten days of delivery of a Contract sold hereunder, return the Contract to Hartford at its Home Office and the value of the Contract (without deduction for any charges normally assessed thereunder) will be refunded. The Contract Owner bears the investment risk during the period prior to the Company's receipt of request for cancellation except for Contract Owners in Georgia, North Carolina, South Carolina, Washington, West Virginia, Utah, and other states where required by law, who will be refunded the premium (see "How is my Premium Payment credited?" page 28).


     For a description of Contracts issued from October 15, 1986 through approximately September 1, 1988 (Director II), see Appendix II commencing on page 51.


     For a description of Contracts issued from September 1, 1988 through May 1, 1990, (Director III) see Appendix I commencing on page 50.



  B.      ELIGIBLE PURCHASERS


          Any individual, group or trust may purchase the Contracts, including any trustee or custodian for a retirement plan which qualifies for special federal tax treatment under the Internal Revenue Code, including individual retirement annuities. (See "Federal Tax Considerations," page 42, and Appendix II, page 51.)

  C.      MINIMUM PREMIUM PAYMENTS

          The minimum initial Premium Payment is $1,000. Thereafter, the minimum payment is $500 or if you are in the InvestEase Program the minimum is $50. Certain plans or programs may make smaller periodic premium payments. (See "What size Premium Payments must I make?" commencing on page 28.)

  D.      UNDERLYING INVESTMENTS FOR CONTRACTS

          Shares of Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Money Market Fund, Hartford MidCap Fund and such other funds as shall be offered from time to time, and the Fixed Account, or a combination of the Funds and the Fixed Account. Qualified Contracts issued prior to May 1, 1987 may also have shares of Hartford U.S. Government Money Market Fund.

  E.      CHARGES UNDER THE CONTRACTS

 1. SALES EXPENSES

          There is no deduction for sales expenses from Premium Payments when made. However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. (See "Charges Under the Contracts," page 35.)


          The length of time from receipt of a Premium Payment to the time of surrender determines the contingent deferred sales charge. For this purpose, Premium Payments will be deemed to be surrendered in the order in which they are received and all surrenders will be first from Premium Payments and then from other Contract Values. The charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made) and equals:



               CHARGE          LENGTH OF TIME FROM
               ------                PREMIUM
                                PAYMENT(NUMBER OF
                                     YEARS)
                               -------------------
                 7%                     1
                 6%                     2
                 5%                     3
                 4%                     4
                 3%                     5
                 2%                     6
                 1%                     7
                 0%                8 or more



          No contingent deferred sales charge will be assessed in the event of death of the Annuitant or Contract Owner, or upon the exercise of the withdrawal privilege or if Contract Values are applied to an Annuity option provided for under the Contract (except that a surrender out of an Annuity Option Four will be subject to a contingent deferred sales charge where applicable). (See "Is there ever a time when the sales charges do not apply?" commencing on page
36.)

 2. WITHDRAWAL PRIVILEGE

          Withdrawals of up to 10% per Contract Year, on a noncumulative basis, of the Premium Payments made to a Contract may be made without the imposition of the contingent deferred sales charge. (See "Is there ever a time when the sales charges do not apply?" commencing on page 36.) Certain plans or programs may have different withdrawal privileges.

 3. ANNUAL MAINTENANCE FEE

          The Contracts provide for an administrative charge in the amount of $25.00 to be deducted from Contract Values each Contract Year. Contracts with a Contract Value of $50,000 or more at time of Contract Anniversary will not be assessed this fee. (See "Are there any administrative charges?" commencing on page 38.)

 4. MORTALITY AND EXPENSE RISKS

          For assuming the mortality and expense risks under the Contracts, Hartford will make a 1.25% per annum charge against all Contract Values held in the Separate Account, except the Fixed Account. (See "What is the mortality and expense risk charge?" commencing on page 37.)

 5. PREMIUM TAXES

          A deduction will be made for Premium Taxes for Contracts sold in certain states. (See "How much are the deductions for Premium Taxes?" commencing on page 38.)

 6. CHARGES BY THE FUNDS

          The Funds are subject to certain fees, charges and expenses. (See the prospectus for the Funds attached hereto.)

  F.      LIQUIDITY

          Subject to any applicable charges, the Contracts may be surrendered, or portions of the value of such Contracts may be withdrawn, at any time prior to the Annuity Commencement Date. However, if less than $500 remains in a Contract as a result of a withdrawal, Hartford may terminate the Contract in its entirety. (See "How can a Contract be redeemed or surrendered?" commencing on page 31.)

  G.      MINIMUM DEATH BENEFITS

          A Minimum Death Benefit is provided in the event of death of the Annuitant or Contract Owner prior to age 85 and before annuity payments have commenced. (See "What would my Beneficiary receive as a death benefit?" commencing on page 30.)

  H.      ANNUITY OPTIONS

          There are five available Annuity options under the Contract which are described on page 33. The Annuity Commencement Date may not be deferred beyond the Annuitant's 90th birthday, except in certain states where the Annuitant's Commencement Date may not be deferred beyond the Annuitant's 85th birthday. If a Contract Owner does not elect otherwise, the Contract Value, less applicable Premium Taxes, will be applied on the Annuity Commencement Date under the second option to provide a life annuity with 120 monthly payments certain. (See "What Annuity Commencement Date and Form of Annuity may I elect?" commencing on page 33.)

  I.      VOTING RIGHTS OF CONTRACT OWNERS

          Contract Owners will have the right to vote on matters affecting the underlying Fund to the extent that proxies are solicited by such Fund. If a Contract Owner does not vote, Hartford shall vote such interest in the same proportion as shares of the Fund for which instructions have been received by Hartford. (See "What are my voting rights?" commencing on page 48.)

                               ACCUMULATION UNIT VALUES
             (For an accumulation unit outstanding throughout the period)

     The following information has been derived from the audited financial statements of the separate account, which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus. There is no information regarding the Growth and Income Fund Sub-Account because as of December 31, 1997, the Sub-Account had not commenced operations.





                                Year Ended December 31,
                                  1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                  ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
BOND FUND SUB-ACCOUNT
 (INCEPTION DATE AUGUST 1,
 1986)
Accumulation unit value at
 beginning of period . . . . .    $1.992    $1.880    $1.607    $1.694    $1.556    $1.493    $1.298    $1.212    $1.095    $1.031
Accumulation unit value at
 end of period . . . . . . . .    $2.114    $1.922    $1.880    $1.607    $1.694    $1.556    $1.493    $1.298    $1.212    $1.095
Number accumulation units
 outstanding at end of
 period (in thousands) . . . .   111,586    96,857    99,377    85,397    79,080    41,204    25,267    14,753     9,267     5,786
STOCK FUND SUB-ACCOUNT
(INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at
 beginning of period . . . . .    $3.546    $2.887    $2.180    $2.250    $1.993    $1.834    $1.490    $1.569    $1.261    $1.073
Accumulation unit value at
 end of period . . . . . . . .    $4.602    $3.547    $2.887    $2.180    $2.250    $1.993    $1.834    $1.490    $1.569    $1.261
Number accumulation units
 outstanding at end of period
 (in thousands). . . . . . . .   372,754   333,176   285,640   248,563   203,873   121,100    72,780    31,149    30,096     9.158
MONEY MARKET FUND SUB-ACCOUNT
 (INCEPTION DATE AUGUST 1, 1986)
Accumulation unit value at
 beginning of period . . . . .    $1.587    $1.528    $1.462    $1.424    $1.401    $1.369    $1.307    $1.225    $1.136    $1.071
Accumulation unit value at
 end of period . . . . . . . .    $1.650    $1.587    $1.528    $1.462    $1.424    $1.401    $1.369    $1.307    $1.225    $1.136
Number accumulation units
 outstanding at end of period
 (in thousands). . . . . . . .   140,797   151,978   102,635   138,396   102,328    78,664    60,774    67,059    28,291    29,043
ADVISERS FUND SUB-ACCOUNT
 (INCEPTION DATE AUGUST 1,
 1986) . . . . . . . . . . . .
Accumulation unit value at
 beginning of period . . . . .    $2.905    $2.523    $1.991    $2.072    $1.870    $1.748    $1.470    $1.470    $1.223    $1.085
Accumulation unit value
 at end of period. . . . . . .    $3.572    $2.905    $2.523    $1.991    $2.072    $1.870    $1.748    $1.470    $1.470    $1.223
Number accumulation units
 outstanding at end of
 period (in thousands) . . . . 1,012,472   953,998   888,803   858,014   688,865   295,387   166,408   101,758    79,738    56,584
CAPITAL APPRECIATION FUND
 SUB-ACCOUNT (INCEPTION
 DATE AUGUST 1, 1986)
Accumulation unit value at
 beginning of period . . . . .    $4.010    $3.364    $2.615    $2.583    $2.165    $1.874    $1.231    $1.400    $1.142   $0.916
Accumulation unit value at
 end of period . . . . . . . .    $4.845    $4.010    $3.364    $2.615    $2.583    $2.165    $1.874    $1.231    $1.400   $1.142
Number accumulation units
 outstanding at end of
 period (in thousands) . . . .   351,189   330,580   292,671   220,936   160,934    75,653    39,031    10,501     8,041     3,606

MORTGAGE SECURITIES FUND
SUB-ACCOUNT (INCEPTION
DATE AUGUST 1, 1986)
Accumulation unit value at
 beginning of period . . . . .    $1.949    $1.878    $1.637    $1.685    $1.604    $1.552    $1.370    $1.264    $1.132   $1.057
Accumulation unit value at
 end of period . . . . . . . .    $2.098    $1.949    $1.878    $1.637    $1.685    $1.604    $1.552    $1.370    $1.264   $1.132
Number accumulation units
 outstanding at end of
 period (in thousands) . . . .    81,143    89,098   101,881   112,417   138,666    98,494    46,464    18,632    12,248    11,061
INDEX FUND SUB-ACCOUNT
 (INCEPTION DATE MAY 1, 1987). . . . . .
Accumulation unit value at
 beginning of period . . . . .    $2.845    $2.359    $1.750    $1.755    $1.629    $1.544    $1.207    $1.274    $0.989   $0.862
Accumulation unit value at
 end of period . . . . . . . .    $3.726    $2.845    $2.359    $1.750    $1.755    $1.629    $1.544    $1.207    $1.274   $0.989
Number accumulation units
 outstanding at end of
 (in thousands). . . . . . . .   109,837    87,611    65,954    50,799    46,504    29,723    15,975    10,015     6,306     2,868
INTERNATIONAL OPPORTUNITIES
 FUND SUB-ACCOUNT (INCEPTION
 DATE JULY 2, 1990)
Accumulation unit value at
 end of period . . . . . . . .    $1.482    $1.329    $1.181    $1.220    $0.924    $0.979    $0.877    $1.000         -         -
Accumulation unit value at
 end of period . . . . . . . .    $1.469    $1.482    $1.329    $1.181    $1.220    $0.924    $0.979    $0.877         -         -
Number accumulation units
 outstanding at end of period
 (in thousands). . . . . . . .   264,642   266,962   238,086   246,259   132,795    32,597    13,109     2,892         -         -
DIVIDEND & GROWTH FUND
 SUB-ACCOUNT (INCEPTION DATE
 MARCH 8, 1994)
Accumulation unit value at
 beginning of period . . . . .    $1.650    $1.359    $1.009    $1.000         -         -         -         -         -         -
Accumulation unit value at
 end of period . . . . . . . .    $2.149    $1.650    $1.359    $1.009         -         -         -         -         -        -
Number accumulation units
 outstanding at end of
 period (in thousands) . . . .   308,682   190,958    83,506    29,146         -         -         -         -         -         -
INTERNATIONAL ADVISERS FUND
 SUB-ACCOUNT (INCEPTION DATE
 MARCH 1, 1995)
Accumulation unit value at
 beginning of period . . . . .    $1.266    $1.146    $1.000         -         -         -         -         -         -        -
Accumulation unit value at
 end of period . . . . . . . .    $1.319    $1.266    $1.146         -         -         -         -         -         -        -
Number accumulation units
 outstanding at end of period
 (in thousands). . . . . . . .    43,217    23,174     6,577         -         -         -         -         -         -         -
SMALL COMPANY FUND
 SUB-ACCOUNT (INCEPTION DATE
 AUGUST 9, 1996)
Accumulation unit value at
 beginning of period . . . . .    $1.066    $1.000         -         -         -         -         -         -         -        -
Accumulation unit value at
 end of period . . . . . . . .    $1.247    $1.066         -         -         -         -         -         -         -        -
Number accumulation units
 outstanding at end of
 period (in thousands) . . . .    56,706    12,563         -         -         -         -         -         -         -         -

MIDCAP FUND SUB-ACCOUNT
 (INCEPTION DATE JULY 15,
 1997)
Accumulation unit value at
 beginning of period . . . . .    $1.000         -         -         -         -         -         -         -         -        -
Accumulation unit value at
 end of period . . . . . . . .    $1.097         -         -         -         -         -         -         -         -        -
Number accumulation units
 outstanding at end of
 period (in thousands) . . . .     8,306         -         -         -         -         -         -         -         -        -

                           Performance Related Information

     The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

     The Advisers Fund, Bond Fund, Capital Appreciation Fund, Dividend and Growth Fund, Growth and Income Fund, Index Fund, International Advisers
Fund, International Opportunities Fund,MidCap Fund, Mortgage Securities Fund, Small Company Fund, Stock Fund, and Money Market Fund Sub-Accounts may include total return in advertisements or other sales material.

     When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period).

     In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


     The Bond Fund and Mortgage Securities Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner:
The net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the Annual Maintenance Fee.



     The Money Market Fund Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the Annual Maintenance Fee.


     The Separate Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date the Separate Account commenced operations. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.

     Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.



                                    Introduction

     This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing an individual or group tax-deferred Variable Annuity Contract offered by Hartford in the Fixed Account and/or a series of Separate Account Two. This Prospectus describes only the elements of the Contracts pertaining to the Separate Account and the Fixed Account except where reference to the General Account is specifically made. Please read the Glossary of Special Terms on pages 4 and 5 prior to reading this Prospectus to familiarize yourself with the terms being used.




                                    The Contract,
                                 Separate Account Two
                                and The Fixed Account


What are the Contracts?


     The Contract is an individual or group tax-deferred Variable Annuity Contracts designed for retirement planning purposes. Initially there are no deductions from your Premium Payments (except for Premium Taxes, if applicable) so your entire Premium Payment is put to work in the investment Sub-Account(s) of your choice or the Fixed Account. Currently, there are eleven Sub-Accounts, each investing in a different underlying Fund with its own distinct investment objectives. More Sub-Accounts may be made available by Hartford at a later time. You pick the Sub-Account(s) with the investment objectives that meet your needs. You may select one or more Sub-Accounts and/or the Fixed Account and determine the percentage of your Premium Payment that is put into a Sub-Account or the Fixed Account. You may also transfer assets among the Sub-Accounts and the Fixed Account so that your investment program meets your specific needs over time. There are some limitations on the amounts in each Sub-Account and the Fixed Account. These limitations are described later in this Prospectus. In addition, there are certain other limitations on withdrawals and transfers of amounts in the Sub-Accounts and the Fixed Account, as described in this Prospectus. See "Charges Under the Contracts," page 35, for a description of the charges for redeeming a Contract and other charges made under the Contract.


     Generally, the Contract contains the five optional Annuity forms described later in this Prospectus. Options 2, 4, and 5 are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford.

     The Contract Owner may select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date may not be deferred beyond the Annuitant's 90th birthday, except in certain states where the Annuity Commencement Date may not be deferred beyond the Annuitant's 85th birthday.

     The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. If you do not elect otherwise, payments will begin at the Annuitant's age 90, except in certain states, payments will begin at the Annuitant's age 85, under Option 2 with 120 monthly payments certain (Option 1 for Texas Contracts).

     When an Annuity is effected under a Contract, unless otherwise specified, Contract Values held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Account Annuity. Variable Annuity payments will vary in accordance with the investment performance of the Sub-Accounts you have selected. You should consider the question of allocation of Contract Values among Sub-Accounts of the Separate Account and the General Account of Hartford to make certain that Annuity payments are based on the investment alternative best suited to your needs for retirement. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.

     Hartford reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

Who can buy these Contracts?

     The individual and group Variable Annuity Contracts offered under this Prospectus may be purchased by any individual, group or trust, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Internal Revenue Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Internal Revenue Code; Individual Retirement Annuities adopted according to Section 408 of the Internal Revenue Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Internal Revenue Code ("Qualified Contracts").

What is the Separate Account and how does it operate?

     The Separate Account was established on June 2, 1986, in accordance with authorization by the Board of Directors of Hartford. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law.

     Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. So, Contract Values allocated to the Sub-Accounts will not be affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. However, all obligations arising under the Contracts are general corporate obligations of Hartford.

     Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Net Premium Payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

     Hartford does not guarantee the investment results of the Sub-Accounts or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Fund prospectus.

     Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur only if shares of the Fund(s) become unavailable or if there are changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Commission.

     The Separate Account may be subject to liabilities arising from a Series of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus.

What is the Fixed Account and how does it operate?

     THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

     Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.

     Currently, Hartford guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, Hartford reserves the right to change the rate according to state insurance law. Hartford may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that the Company may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.

May I transfer assets between Sub-Accounts?

     You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Hartford reserves the right to limit the number of transfers to 12 per Contract Year, with no two transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by calling (800) 862-6668. Telephone transfers may not be permitted by some states for their residents who purchase variable annuities.

     It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within one business day of receipt of the confirmation. Hartford will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.

     Hartford may permit the Contract Owner to preauthorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transaction initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number. All transfer instructions by telephone are tape recorded.

     Subject to the exceptions set forth in the following paragraph, the right to reallocate Contract Values between the Sub-Accounts is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.

     For Contracts issued in the State of New York, the reservation of rights set forth in the preceding paragraph is limited to (i) requiring up to a maximum of 10 Valuation Days between each transfer: (ii) limiting the amount to be transferred on any one Valuation Day to no more than $2 million; and (iii) upon 30 days prior written notice, to only accepting transfer instructions from the Contract owner and not from the Contract owner's representative, agent or person acting under a power of attorney for the Contract Owner.

     Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.

     Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.

May I transfer assets between the Fixed Account and the Sub-Accounts?

     Subject to the restrictions set forth above, transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Hartford permits preauthorized transfers from the Fixed Account to the Sub-Accounts, this restriction is inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. Hartford reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.


     From time to time, Hartford may credit increased interest rates to Contract Owners under certain programs established at the discretion of Hartford. Contract Owners may enroll in a special pre-authorized transfer program known as Hartford's Dollar Cost Averaging Bonus Program (the *Program*). Under this Program, Contract Owners who enroll may allocate a minimum of $5,000 of their Premium Payment into the Program (Hartford may allow a lower minimum Premium Payment for qualified plan transfers or rollovers, including IRAs) and pre-authorize transfers to any of the Sub-Accounts under either the 6 Month Transfer Program or 12 Month Transfer Program. The 6 Month Transfer Program and the 12 Month Transfer Program will generally have different credited interest rates. Under the 6 Month Transfer Program, the interest rate can accrue up to 6 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 3 to 6 months. Under the 12 Month Transfer Program, the interest rate can accrue up to 12 months and all Premium Payments and accrued interest must be transferred to the selected Sub-Accounts in 7 to 12 months. This will be accomplished by monthly transfers for the period selected and a final transfer of the entire amount remaining in the Program.

     The pre-authorized transfers will begin within 15 days after the initial Program Premium Payment and complete enrollment instructions are received by Hartford. If complete Program enrollment instructions are not received by Hartford within 15 days of receipt of the initial Program Premium Payment, the Program will be voided and the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.


     Any subsequent Premium Payments received by Hartford within the Program period selected will be allocated to the Sub-Accounts over the remainder of that Program transfer period, unless otherwise directed by the Contract Owner.


     A Contract Owner may only have one dollar cost averaging program in place at one time, this means one standard dollar cost averaging plan or one Dollar Cost Averaging Bonus Program.


     Contract Owners may elect to terminate the pre-authorized transfers by calling or writing Hartford of their intent to cancel their enrollment in the Program. Upon cancellation of enrollment in the Program, Contract Owners will no longer receive the increased interest rate. Hartford reserves the right to discontinue, modify or amend the Program or any other interest rate program established by Hartford. Any change to the Program will not affect Contract Owners currently enrolled in the Program. This Program may not be available in all states; please contact Hartford to determine if it is available in your state.


                              Operation of the Contract


How is my Premium Payment credited?


     The balance of each initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Hartford at its Home Office,P.O. Box 5085, Hartford, CT 06102-5085. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of each initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.


     The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.

     Subsequent Premium Payments are priced on the Valuation Day received by Hartford in its Home Office, or other designated administrative offices.

What size Premium Payments must I make?

     The minimum initial Premium Payment is $1,000. Thereafter, the minimum Premium Payment is $500 or if you are in the InvestEase Program the minimum is $50. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.

What if I am not satisfied with my purchase?

     If you are not satisfied with your purchase you may surrender the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the sum of (i) the difference between the Premium Payment and the amounts allocated to the Sub Account(s) and/or the Fixed Account under the Contract and (ii) the value of the

Contract on the date of surrender attributable to the amounts so allocated. You bear the investment risk during the period prior to the Company's receipt of request for cancellation. Hartford will refund the premium paid only for individual retirement annuities (if returned within seven days of receipt) and in those states where required by law.

May I assign or transfer my Contract?

     Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the assignment proceeds to income taxes and certain penalty taxes. (Federal Tax Considerations Taxation of Annuities in General Non-Tax Qualified Purchasers" commencing on page 42.)


How do I know what my Contract is worth?

     The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited. You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.

How is the Accumulation Unit value determined?

     The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.

How are the underlying Fund shares valued?

     The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds prospectus.

How is the value of the Fixed Account determined?

     Hartford will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account. The minimum Fixed Account interest rate is 3%, compounded annually. Hartford may credit a lower minimum interest rate according to state law. Hartford also may credit interest at rates greater than the minimum Fixed Account interest rate.


                                 Payment of Benefits


What would my Beneficiary receive as a death benefit?

     The Contracts provide that in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and either
(a) there is no designated Contingent Annuitant, (b) the Contingent Annuitant predeceases the Annuitant, or (c) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Minimum Death Benefit as determined on the date of receipt of due proof of death by Hartford in its Home Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the beneficiary designation may be different. However, if upon death prior to the Annuity Commencement Date of the Annuitant or Contract Owner, as applicable, had not attained his 85th birthday, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hartford, or (b) 100% of the total Premium Payments made to such Contract, reduced by any prior surrenders, or
(c) the Contract Value on the Specified Contract Anniversary immediately preceding the date of death, increased by the dollar amount of any Premium Payments made and reduced by the dollar amount of any partial terminations since the immediately preceding Specified Contract Anniversary in all states except North Carolina where the Beneficiary will received the greater of the Contract Value for the premium payments as set forth in (a) and (b) above.

     If the deceased, the Annuitant or Contract Owner, as applicable, had attained age 85, then the Death Benefit will equal the Contract Value.

     Death Benefit proceeds will remain invested in the Separate Account in accordance with the allocation instructions given by the Certificate Owner until the proceeds are paid or Hartford receives new instructions from the Beneficiary. The death benefit may be taken in one sum, payable within seven days after the date Due Proof of Death is received, or under any of the settlement options then being offered by the Company provided, however, that:
(a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. Notwithstanding the foregoing, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments.

     If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.

How can a Contract be redeemed or surrendered?

     At any time prior to the Annuity Commencement Date, you have the right, subject to any IRS provisions applicable thereto, to surrender the value of the Contract in whole or in part. Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

     FULL SURRENDERS. At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.

     The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.

     PARTIAL SURRENDERS.   The Contract Owner may make a partial surrender of
Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500, Hartford may terminate the Contract and pay the Termination Value. For Contracts issued in Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.


     TELEPHONE SURRENDER PRIVILEGES - Hartford permits partial surrenders by telephone subject to dollar amount limitations in effect at the time a Contract Owner requests the surrender. To request partial surrenders by telephone, a Contract Owner must have completed and returned to Hartford a Telephone Redemption Program Enrollment Form authorizing telephone surrenders. If there are joint Contract Owners, both must authorize Hartford to accept telephone instructions and agree that Hartford may accept telephone instructions for partial surrenders from either Contract Owner. Partial surrender requests will not be honored until Hartford receives all required documents in proper form.


     Telephone authorization will remain valid until (a) Hartford receives written notice of revocation by a Contract Owner, or, in the case of joint Contract Owners, written notice from either Contract Owner; (b) Hartford discontinues the privilege; or (c) Hartford has reason to believe that a Contract Owner has entered into a market timing agreement with an investment adviser and/or broker/dealer.


     Hartford may record any telephone calls to verify data concerning transactions and may adopt other procedures to confirm that telephone instructions are genuine. Hartford will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.


     In order to obtain that day's unit values on surrender, Hartford must receive telephone surrender instructions prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m.).


     Hartford may modify, suspend, or terminate telephone transaction privileges at any time.

     Each Contract Year, on a non-cumulative basis, partial surrenders of Contract Values of up to 10% of the aggregate Premium Payments made to the Contract may be made without being subject to the contingent deferred sales charge. Certain plans or programs may have different withdrawal privileges. Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect.


     THERE ARE CERTAIN RESTRICTIONS ON SECTION 403(b) TAX -SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(b) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/EMPLOYEE HAS A) ATTAINED AGE 59 1/2, B) TERMINATED EMPLOYMENT, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP.


     DISTRIBUTIONS DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.

     HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.


     ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS," PAGE 42.)


     Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Home Office,
Attn: Individual Annuity Operations,P.O. Box 5085, Hartford, CT 06102-5085. Hartford may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Hartford defers payment for more than 30 days, Hartford will pay interest of at least 3% per annum on the amount deferred. In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract. Within this context, the contingent deferred sales charges are taken from the Premium Payments in the order in which they were received: from the earliest Premium Payments to the latest Premium Payments (see "How are the charges under these Contracts made?" commencing on page 35).


Can payment of a redemption, surrender or death benefit ever be postponed beyond the seven day period?

     Yes. There may be postponement whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

May I surrender once Annuity payments have started?

     No. Surrenders are not permitted after Annuity payments commence except that a full surrender is allowed when payments for a designated period (Option 4 or 5) are selected as the Annuity option.

What are my Annuity Benefits?

     You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday except for certain states where deferral past age 85 is not permitted. The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be made at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three (3) months. Any Fixed Annuity allocation may not be changed.


     Annuity Options -- The Contract contains the five optional Annuity forms described below. Options 2, 4, and 5 are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by the Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Option 1 to provide a life Annuity.


     Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

     Option 1 -- Life Annuity

     A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.


     It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the due date of the third Annuity payment, etc.



     Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain

     This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


     Option 3 -- Joint and Last Survivor Annuity

     An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.


     It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.


     Option 4 -- Payments for a Designated Period

     An amount payable monthly for the number of years selected which may be from five to 30 years. Under this option, you may, at any time, surrender the Contract and receive, within seven days, the Termination Value of the Contract as determined by Hartford.


     In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by the Hartford.

     Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Contracts thus provide no real benefit to a Contract Owner.


     Option 5 -- Death Benefit Remaining with Hartford

      Proceeds from the Death Benefit may be left with Hartford for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at anytime. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any withdrawals.


     Hartford may offer other annuity options from time to time.

How are Annuity payments determined?


     The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor (see "How is the Accumulation Unit value determined?" commencing on page 29) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 4.00% per annum discussed below.


     When Annuity payments are to commence, the value of the Contract is determined as the sum of the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus the product of the value of the Accumulation Unit of each Sub-Account on that same day, and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

     The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Annuity selected. The Contract contains Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 4% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

     Fixed Annuity payments are determined at annuitization by multiplying the values allocated to the Fixed Account (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.

     The amount of the first monthly Variable Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

     LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

     The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.


                             Charges Under the Contracts


How are the sales charges under the Contracts made?

     There is no deduction for sales expenses from Premium Payments when made. However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered.


     A Contract Owner who chooses to surrender a Contract in full who has not yet withdrawn the Annual Withdrawal Amount during the current Contract Year (as described below under the sub-heading "Is there ever a time when the sales charges do not apply?") may, depending upon the amount of investment gain experienced under the Contract, reduce the amount of any contingent deferred sales charge paid by first withdrawing the Annual Withdrawal Amount and then requesting a full surrender of the Contract. Currently, regardless of whether a Contract Owner first requests a partial withdrawal of the

Annual Withdrawal Amount, upon receiving a request for a full surrender of a Contract, Hartford assesses any applicable contingent deferred sales charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments not previously withdrawn; and (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee.


     The length of time from receipt of a Premium Payment to the time of surrender determines the contingent deferred sales charge. For this purpose, Premium Payments will be deemed to be surrendered in the order in which they are received and all surrenders will be first from Premium Payments and then from other Contract Values. The charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made) and equals:



          CHARGE          LENGTH OF TIME FROM
          ------               PREMIUM
                           PAYMENT(NUMBER OF
                                 YEARS)
                          -------------------
            7%                     1
            6%                     2
            5%                     3
            4%                     4
            3%                     5
            2%                     6
            1%                     7
            0%                8 or more



     No contingent deferred sales charge will be assessed in the event of death of the Annuitant or Contract Owner, or if Contract Values are applied to an Annuity option provided for under the Contract (except that a surrender out of Option 4 will be subject to a contingent deferred sales charge if applicable) or upon the exercise of the withdrawal privilege. (See "Is there ever a time when the sales charges do not apply?" commencing on page 36.)


     In the case of a redemption in which you request a certain dollar amount be withdrawn, the sales charge is deducted from the amount withdrawn and the balance is paid to you. Example: You request a total withdrawal of $1,000 and the applicable sales load is 5%. Your Sub-Account(s) and/or the Fixed Account will be reduced by $1,000 and you will receive $950 (i.e., the $1,000 total withdrawal less the 5% sales charge). This is the method applicable on a full surrender of your Contract. In the case of a partial redemption in which you request to receive a specified amount, the sales charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) and/or the Fixed Account in order to provide you with the amount requested. Example: You request to receive $1,000 and the applicable sales charge is 5%. Your Sub-Account(s) and/or the Fixed Account will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 which results in a $52.63 sales charge ($1,052.63 x 5%) and a net amount paid to you of $1,000 as requested).

Is there ever a time when the sales charges do not apply?

     Yes. During any Contract Year, on a non-cumulative basis, a Contract Owner may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments made to the Contract (as determined on the date of the requested withdrawal) without the application of the contingent deferred sales charge described above (the "Annual Withdrawal Amount"). Certain plans or programs may have different withdrawal privileges. Any such withdrawal will be deemed to be from Contract Values other than Premium

Payments. From time to time, Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect. Additional surrenders or any surrender of the Contract Values in excess of such amount in any Contract Year during the period when contingent deferred sales charges are applicable will be subject to the appropriate charge as set forth above.

     No contingent deferred sales charges otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option provided for under the Contract, except that in the case of a surrender out of Annuity Option 4, contingent deferred sales charges will be assessed, if applicable.


     Hartford may offer certain employer sponsored savings plans, in its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


     CONFINEMENT IN A HOSPITAL, LONG TERM CARE FACILITY OR NURSING HOME - Hartford will waive any Sales Charge applicable to a partial or full surrender if the Annuitant is confined, at the recommendation of a physician for medically necessary reasons, for at least 180 calendar days to: a hospital recognized as a general hospital by the proper authority of the state in which it is located; or a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or a facility certified as a hospital or long-term care facility; or a nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.


     The Annuitant cannot be confined at the time the Contract was purchased in order to receive this waiver and the Contract Owner(s) must have been the Contract Owner(s) continuously since the Contract issue date; must provide written proof of confinement satisfactory to Hartford; and must request the partial or full surrender within 91 calendar days of the last day of confinement.


     This waiver may not be available in all states. Please contact your registered representative or Hartford to determine availability.


What do the sales charges cover?

     The contingent deferred sales charges are used to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. To the extent that these charges do not cover such distribution expenses they will be borne by Hartford from its general assets, including surplus. The surplus might include profits resulting from unused mortality and expense risk charges.

What is the mortality and expense risk charge?

     Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.

     For assuming these risks under the Contracts, Hartford will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense).

     The mortality undertakings provided by Hartford under the Contracts, assuming the selection of one of the forms of life Annuities, is to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum death benefit under the Contract.

     The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its Contract obligations. In that event, a loss will fall on Hartford. Also, in the event of the death of an Annuitant or Contract Owner before the commencement of Annuity payments, whichever is earlier, Hartford can, in periods of declining value, experience a loss resulting from the assumption of the mortality risk relative to the minimum death benefit.

     In providing an expense undertaking, Hartford assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

Are there any administrative charges?

     Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an annual maintenance fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Hartford will deduct the annual maintenance fee at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The annual maintenance fee is $25.00 per Contract Year. The deduction will be made pro rata according to the value in each Sub-Account and the Fixed Account under a Contract. Hartford reserves the right to waive the annual maintenance fee under other conditions.

How much are the deductions for Premium Taxes?

     A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states impose a Premium Tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, or at the time the Contract annuitizes.


                                    Hartford Life
                                  Insurance Company
                                    and the Funds


What is Hartford?

     Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.


                                  HARTFORD RATINGS



---------------------------------------------------------------------------------
     RATING AGENCY               EFFECTIVE    RATING        BASIS OF RATING
                              DATE OF RATING
---------------------------------------------------------------------------------
A.M. Best and Company, Inc.        9/9/97       A+     Financial soundness and
                                                       operating performance.
---------------------------------------------------------------------------------
Standard & Poor's                  1/23/98      AA     Insurer financial strength
---------------------------------------------------------------------------------
Duff & Phelps                      1/23/98     AA+     Claims paying ability
---------------------------------------------------------------------------------


What are the Funds?





     All of the Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.


     Wellington Management Company, LLP serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund and Hartford Stock Fund.

     In addition, HL Advisors has entered an investment services agreement with The Hartford Investment Management Company ("HIMCO"), pursuant to which
HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.


     A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying Funds' prospectus which should be read in conjunction with this Prospectus before investing and in the Funds' Statement of Additional Information which may be ordered from Hartford. The Funds may not be available in all states.


     The investment objectives of each of the Funds are as follows:


HARTFORD ADVISERS FUND


     Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.

HARTFORD BOND FUND


     Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund, Inc. - Investment Policies."


HARTFORD CAPITAL APPRECIATION FUND


     Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.


HARTFORD DIVIDEND AND GROWTH FUND


     Seeks a high level of current income consistent with growth of capital and reasonable investment risk.

HARTFORD GROWTH AND INCOME FUND

     Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.

HARTFORD INDEX FUND


     Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*


HARTFORD INTERNATIONAL ADVISERS FUND


     Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.


HARTFORD INTERNATIONAL OPPORTUNITIES FUND


     Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.


HARTFORD MIDCAP FUND


     Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.


HARTFORD MORTGAGE SECURITIES FUND


     Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

HARTFORD SMALL COMPANY FUND


     Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.


HARTFORD STOCK FUND


     Seeks long-term growth by investing primarily in equity securities.


HARTFORD MONEY MARKET FUND


     Seeks maximum current income consistent with liquidity and preservation of capital.


* "STANDARD & POOR'S-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.


     It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance policyowners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds.

What are some of the federal tax consequences which affect these Contracts?

A.   GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 50, is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.

B.   TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT


The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units" commencing on page 19). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.


No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.


     1. NON-NATURAL PERSONS, CORPORATIONS, ETC. Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, limited liability companies and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person, unless the non-natural person holds the Contract as an agent for a natural person. There are additional exceptions from current inclusion for (i) certain annuities held by structured settlement companies, (ii) certain annuities held by an employer with respect to a terminated qualified retirement plan and (iii) certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.


          If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the

          Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

     2. OTHER CONTRACT OWNERS (NATURAL PERSONS). A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

          The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

          a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

               i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

               ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

               iii. Any amount received or deemed received prior to the Annuity
                    Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

               iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

               v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

          b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity

               Commencement Date (the "exclusion ratio").

               i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

               ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

               iii. Generally,non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).


          c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS. Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new
               Contract for this purpose.   Hartford believes that for any
               annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

          d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

               i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

               ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

                    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

                    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

                    3. Distributions attributable to a recipient's becoming disabled.

                    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

                    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

               e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE
                    CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.    If the
                    Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the
                    remaining "investment in the contract."   As a result,
                    to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.

               f.   REQUIRED DISTRIBUTIONS

                    i.   Death of Contract Owner or Primary Annuitant

                         Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

                         1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

                         2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

                         3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

                    ii.  Alternative Election to Satisfy Distribution
                         Requirements

                         If any portion of  the interest of a Contract
                         Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

                    iii. Spouse Beneficiary

                         If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.

          3. DIVERSIFICATION REQUIREMENTS. Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

               The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

               A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

               Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

          4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT. In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

               Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.


D.   FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

          1. NON-PERIODIC DISTRIBUTIONS. The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

          2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR). The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

E.   GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I commencing on page 50 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.


F.   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS


The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.


      Miscellaneous


What are my voting rights?

     Hartford is the legal owner of all Fund shares held in the Separate Account. As the owner, Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:

     1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and

     2. Vote shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.

     If any federal securities laws or regulations, or their present interpretation change to permit Hartford to vote Fund shares in its own right, Hartford may elect to do so.

     Hartford will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will also send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.

     In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford, as such, shall have no right, except as hereinafter provided, to vote any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.

Will other Contracts be participating in the Separate Account?

     In addition to the Contracts described in this Prospectus, it is contemplated that other forms of group or individual Variable Annuities may be sold providing benefits which vary in accordance with the investment experience of the Separate Account.

How are the Contracts sold?

     Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as Hartford.

     The securities will be sold by salespersons of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.

     HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.


Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

     The securities may also be sold directly to employees of Hartford and Hartford Fire Insurance Company, the ultimate parent of Hartford, without compensation to HSD salespersons. The securities will be credited with an additional 6% of the employee's premium payment by Hartford. This additional percentage of premium payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners.

Who is the custodian of the Separate Account's assets?

     The assets of the Separate Account are held by Hartford under a safekeeping arrangement.

Are there any material legal proceedings affecting the Separate Account?

     There are no material legal proceedings pending to which the Separate Account is a party.

Who has passed on the legal matters affecting the Separate Account?


     Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary, Hartford Life Insurance Company, P. O. Box 2999, Hartford, CT 06104-2999.

Are you relying on any experts as to any portion of this Prospectus?

     The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

How may I get additional information?

     Inquiries will be answered by calling your representative or by writing:

     Hartford Life Insurance Company
     Attn: Individual Annuity Services
     P.O. Box 5085
     Hartford, CT 06102-5085
     Telephone: (800) 862-6668

                                      Appendix I
                                    (Director III)

     The Contract provisions for Contracts issued between September 1, 1988 and May 1, 1990 are the same as the provisions detailed in this Prospectus, except for the following:

 1. PREMIUM PAYMENTS

     There is no premium payments below $1,000 for initial payments and $500 for subsequent payments, except if you are in the InvestEase program the minimum is $50.

 2. SALES EXPENSES

     The contingent deferred sales charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made) and equals:



               CHARGE           LENGTH OF TIME FROM
               ------                PREMIUM
                                PAYMENT(NUMBER OF
                                      YEARS)
                                --------------------
                 6%                     1
                 6%                     2
                 6%                     3
                 6%                     4
                 5%                     5
                 4%                     6
                 0%                7 or more


 3. WITHDRAWAL PRIVILEGES

     The withdrawal privilege is limited to withdrawals of up to 10% per year of the Premium Payments after the first Contract Year.

 4. FIXED ACCOUNT

     Transfers from the Fixed Account into a Sub-Account may be made only during the 60 day period immediately following the Contract Anniversary. The maximum amount which may be transferred from the Fixed Account is the greater of 30% of the Fixed Account balance at the time of transfer or the greatest amount of any transfer from the Fixed Accounts. There is no renewal interest rate exception.

 5. DEATH BENEFIT

     The Specified Contract Anniversary for purposes of determining the Death Benefit is every sixth Contract Anniversary, i.e. the 6th, 12th, 18th, etc. Contract Anniversaries, except in North Carolina.

 6. HARTFORD INTERNATIONAL OPPORTUNITIES FUND AND HARTFORD DIVIDEND AND GROWTH FUND

     These funds may be available for this Contract upon written request.

                                     Appendix II
                                    (Director II)

     The Contract provisions for Contracts issued from October 15, 1986 until approximately September 1, 1988 are the same as the provisions detailed in this Prospectus, except for the following.

 1. PREMIUM PAYMENTS

     The minimum subsequent Premium Payment is $2,000, except for New York Contracts where the minimum subsequent Premium Payment is $1,000, except if you are in the InvestEase program the minimum is $50.

 2. SALES EXPENSES

     The contingent deferred sales charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made) and equals:



               CHARGE           LENGTH OF TIME FROM
               ------                PREMIUM
                                PAYMENT(NUMBER OF
                                      YEARS)
                                --------------------
                 5%                     1
                 5%                     2
                 4%                     3
                 3%                     4
                 2%                     5
                 0%                6 or more


 3. DEATH BENEFIT

     The specified Contract Anniversary for purposes of determining the Death Benefit is every fifth year Contract Anniversary, i.e., the 5th, 10th, 15th, etc. Contract Anniversary.

 4. ANNUITY OPTIONS

     The following option is available with respect to Qualified Plans only if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford.

     Unit Refund Life Annuity (Variable Annuities Only)

     This Annuity option is an Annuity payable monthly during the lifetime of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) over (b) where
(a) is the total amount applied under the option at the Annuity Commencement Date divided by the Annuity Unit value at the Annuity Commencement Date and
(b) is the number of Annuity Units represented by each monthly Annuity payment made times the number of Annuity payments made.

     The amount of the additional payments will be determined by multiplying such excess by the Annuity Unit value as of the date that proof of death is received by Hartford.

 5. ANNUITY PAYMENTS

     When Annuity payments are to commence, the value of the Contract is determined as the product of the value of the Accumulation Unit of each Sub-Account as of the close of business on the fifth business day preceding the date the first Annuity payment is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.

     The amount of the first monthly Annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account as of the close of business on the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment.

     The Annuity payments will be made on the first day of each month following selection. The Annuity Unit value used in calculating the amount of the Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payment.

 6. THE FIXED ACCOUNT AND RESTRICTIONS ON TRANSFERS

     All reference to the Fixed Account, and certain restrictions as to transfers do not apply except as to third party designees of the Contract Owner.


 7. HARTFORD INTERNATIONAL OPPORTUNITIES FUND AND HARTFORD DIVIDEND AND GROWTH FUND

     These funds may be available for this Contract upon written request.


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

                                     Appendix III

                     INFORMATION REGARDING TAX-QUALIFIED PLANS



The tax rules applicable to tax-qualified contract owners, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of plan as well as the terms and conditions of the plan itself. Various tax penalties may apply to contributions in excess of applicable limits, distributions prior to age
59 1/2 (subject to certain exceptions), distributions which do not conform to applicable commencement and minimum distribution rules, and certain other transactions with respect to tax-qualified plans. Therefore, this summary does not attempt to provide more than general information about the tax rules associated with use of a Contract by a tax-qualified retirement plan. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person to benefits may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract, but that Hartford is not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless Hartford specifically consents to be bound. Additionally, some tax-qualified retirement plans are subject to distribution and other requirements which are not incorporated into Hartford's administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Because of the complexity of these rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.


 A. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS Provisions of the Code permit eligible employers to establish tax-qualified pension or profit sharing plans (described in Section 401(a) and 401(k), if applicable, and exempt from taxation under Section 501(a) of the Code), and Simplified Employee Pension Plans (described in Section 408(k)). Such plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use these contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.


 B. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations, as specified in
     Section 501(c)(3) of the Code, to purchase annuity contracts, and, subject to certain limitations, to exclude such contributions from gross income. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of an employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.


     Tax-sheltered annuity programs under Section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:



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

     (1)  after the participating employee attains age 59 1/2;
     (2)  upon separation from service;
     (3)  upon death or disability; or
     (4) in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).


     Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a Section 403(b) contract as of December 31, 1988.


 C.  DEFERRED COMPENSATION PLANS UNDER SECTION 457   Employees and independent
     contractors performing services for eligible employers may have contributions made to an Eligible Deferred Compensation Plan of their employer in accordance with the employer's plan and Section 457 of the Code. Section 457 places limitations on contributions to Eligible Deferred Compensation Plans maintained by a State or other tax-exempt organization. For these purposes, the term "State" means a State, a political sub-division of a State, and an agency or instrumentality of a State or political sub-division of a State. Generally, the limitation is 33 1/3% of includable compensation (typically 25% of gross compensation) or, for 1998, $8,000 (indexed), whichever is less. Such a plan may also provide for additional "catch-up" deferrals during the three taxable years ending before a Participant attains normal retirement age.


     An employee electing to participate in an Eligible Deferred Compensation Plan should understand that his or her rights and benefits are governed strictly by the terms of the plan and that the employer is the legal owner of any contract issued with respect to the plan. The employer, as owner of the contract(s), retains all voting and redemption rights which may accrue to the contract(s) issued with respect to the plan. The participating employee should look to the terms of his or her plan for any charges in regard to participating therein other than those disclosed in this Prospectus. Participants should also be aware that effective August 20, 1996, the Small Business Job Protection Act of 1996 requires that all assets and income of an Eligible Deferred Compensation Plan established by a governmental employer which is a State, a political subdivision of a State, or any agency or instrumentality of a State or political subdivision of a State, must be held in trust (or under certain specified annuity contracts or custodial accounts) for the exclusive benefit of participants and their beneficiaries. Special transition rules apply to such Eligible governmental Deferred Compensation Plans already in existence on August 20, 1996, and provide that such plans need not establish a trust before January 1, 1999. However, this requirement of a trust does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) organization, and such amounts will be subject to the claims of such tax-exempt employer's general creditors.


     In general, distributions from an Eligible Deferred Compensation Plan are prohibited under Section 457 of the Code unless made after the participating employee attains age 70 1/2, separates from service, dies, or suffers an unforeseeable financial emergency. Present federal tax law does not allow tax-free transfers or rollovers for amounts accumulated in a

     Section 457 plan except for transfers to other Section 457 plans in limited cases.

 D.  INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408  Section 408 of the
     Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain qualified plans may be "rolled-over" on a tax-deferred basis into an IRA.


     The Contracts may be offered as SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a regular IRA only after two years have expired since the participant first commenced participation in your employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a regular IRA. Hartford is a non-designated financial institution.


     Beginning in 1998, the Contracts may be offered as ROTH IRAs under
     Section 408A of the Code. Contributions to a ROTH IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a ROTH IRA or a distribution from a regular IRA may be rolled over to a ROTH IRA. However, a conversion or a rollover from a regular IRA to a ROTH IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a ROTH IRA are tax-free.


 E. FEDERAL TAX PENALTIES AND WITHHOLDING Distributions from retirement plans are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution which bears the same ratio as the after-tax contributions bear to the expected return.


     1. PREMATURE DISTRIBUTION Distributions from a tax-qualified plan before the Participant attains age 59 1/2 are generally subject to an additional penalty tax equal to 10% of the taxable portion of the distribution. The 10% penalty does not apply to distributions made after the employee's death, on account of disability, for eligible medical expenses and distributions in the form of a life annuity and, except in the case of an IRA, certain distributions after separation from service after age 55. For these purposes, a life annuity means a scheduled series of substantially equal periodic payments for the life or life expectancy of the Participant (or the joint lives or life expectancies of the Participant and Beneficiary).


          In addition, effective for distributions made from an IRA after December 31, 1997, there is no such penalty tax on distributions that do not exceed the amount of certain qualifying higher education expenses, as defined by Section 72(t)(7) of the Code, or which are qualified first-time home buyer distributions meeting the requirements of Section 72(t)(8) of the Code.

          If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax discussed above is increased to 25% with respect to non-exempt premature distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.


     2. Minimum Distribution Tax If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% tax on the amount that was not properly distributed.


          An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than April 1 of the calendar year following the later of (i) the calendar year in which the individual attains age 70 1/2 or
          (ii) the calendar year in which the individual retires from service with the employer sponsoring the plan ("required beginning date"). However, the required beginning date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age 70 1/2. The entire interest of the Participant must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the Participant and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.


          If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.

          If an individual dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

     3. Withholding In general, distributions from IRAs and plans described in Section 457 of the Code are subject to regular wage withholding rules. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.


          Other distributions from such other tax-qualified retirement plans are generally subject to mandatory income tax withholding at the flat rate of 20% unless such distributions are:


               a)   the non-taxable portion of the distribution;
               b)   required minimum distributions; or
               c)   direct transfer distributions.


Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).



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

                                  TABLE OF CONTENTS
                                         TO
                         STATEMENT OF ADDITIONAL INFORMATION



SECTION                                                                     PAGE
Description of Hartford Life Insurance Company
Safekeeping of Assets
Independent Public Accountants
Distribution of Contracts
Calculation of Yield and Return
Performance Comparisons
Financial Statements

This form must be completed for all tax sheltered annuities.



                       SECTION 403(B)(11) ACKNOWLEDGMENT FORM


The Hartford variable annuity Contract which you have recently purchased is subject to certain restrictions imposed by the Tax Reform Act of 1986. Contributions to the Contract after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed to you unless you have:

     a.   attained age 59 1/2,
     b.   separated from service,
     c.   died, or
     d.   become disabled.


Distributions of post December 31, 1988 contributions (excluding any income thereon) may also be made if you have experienced a financial hardship.


Also, there may be a 10% penalty tax for distributions made prior to age 59 1/2 because of financial hardship or separation from service.

Also, please be aware that your 403(b) Plan may also offer other financial alternatives other than the Hartford variable annuity. Please refer to your Plan.

Please complete the following and return to:

Hartford Life Insurance Company
Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

--------------------------------------------


Name of Contract Owner/Participant
Address
City or Plan/School District
Date:
Contract No:
Signature:

To Obtain a Statement of Additional Information, please complete the form below and mail to:


     Hartford Life Insurance Company
     Attn:  Individual Annuity Services
     P.O. Box 5085
     Hartford, CT 06102-5085


Please send a Statement of Additional Information for The Director to me at the following address:



----------------------------------
Name

----------------------------------
Address

----------------------------------
City/State                Zip Code




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